UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3940

STRATEGIC FUNDS, INC. (formerly, Dreyfus Premier New Leaders Fund, Inc.)
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	06/30/11

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Active MidCap Fund

(formerly, Dreyfus Premier New Leaders Fund)

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
31	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Active MidCap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Active MidCap Fund, covering the six-month period from January 1, 2011, through June 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although 2011 began on an optimistic note amid encouraging economic data, by midyear investors returned to a more cautious outlook. The U.S. and global economies continued to grow over the reporting period, but at a relatively sluggish pace. First, manufacturing activity proved unsustainably strong in late 2010 and early 2011, leading to a subsequent slowdown in new orders. Second, turmoil in the Middle East drove oil prices higher and produced an inflationary drag on real incomes.Third, natural and nuclear disasters in Japan added to upward pressure on energy prices, and these unexpected events disrupted the global supply chain, especially in the automotive sector. Finally, in the United States, disappointing labor and housing markets weighed on investor sentiment. As a result, U.S. stocks generally produced only modest gains over the first half of the year.

We expect economic conditions to improve over the second half of 2011. Inflationary pressures appear to be peaking in most countries, including the United States, and we have already seen energy prices retreat from their highs. In addition, a successful resolution to the current debate regarding government spending and borrowing, without major fiscal tightening over the near term, should help avoid a serious disruption to the domestic economy. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation

July 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2011, through June 30, 2011, as provided by Warren Chiang and C.Wesley Boggs, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2011, Dreyfus Active MidCap Fund’s Class A shares produced a total return of 8.15%, Class B shares returned 8.04%, Class C shares returned 7.74% and Class I shares returned 8.15%.1 In comparison, the Russell Midcap Index (the “Index”), the fund’s benchmark, produced a total return of 8.08% for the same period.2

Although stocks rallied early in the year as an economic recovery appeared to gain traction, renewed concerns later caused the market to give back some of its previous gains. The fund produced returns that were roughly in line with its benchmark, as strong relative performance over five of the reporting period’s six months was balanced by shortfalls stemming from heightened market volatility in May.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation by investing in midsize companies, defined by the fund as companies included in the Russell Midcap Index at the time of purchase. In pursuing this goal, we use quantitative models designed to identify equity securities with attractive long-term relative valuations, sustainable earnings and behavioral factors, such as stock buybacks and analysts’ earnings revisions, that may indicate potential misvaluations.We generally maintain sector concentrations that are roughly in line with the Index.We periodically reapply these models and adjust the fund’s holdings. Stocks no longer favored by the models are sold, and highly rated stocks are purchased.The fund’s models are enhanced from time to time as suggested by our team’s ongoing research efforts.

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlooks had improved dramatically by the start of 2011 due to improvements in employment, consumer spending and corporate earnings, sending stock prices broadly higher. However, the rally was

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

interrupted in February, when political unrest in the Middle East led to sharply rising energy prices, and again in March when devastating natural and nuclear disasters in Japan threatened one of the world’s largest economies. Nonetheless, investors proved resilient, and stocks bounced back from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default on its sovereign debt, U.S. economic data proved disappointing and a contentious debate regarding U.S. government spending and borrowing intensified. Stocks suffered bouts of heightened volatility in May and early June as newly risk-averse investors shifted their focus from economically sensitive industry groups to those that historically have held up well under uncertain economic conditions. However, a rally over the final weeks of June propelled the benchmark into solidly positive territory for the reporting period overall.

Security Selections Produced Mixed Results

The fund’s quantitative approach proved effective throughout the reporting period with the notable exception of May, when heightened market volatility related to changing investor sentiment rendered our models temporarily unproductive. As the markets calmed in June, the valuation, earnings quality and earnings momentum factors considered by our models again became predictive of stock price movements.

In this environment, the fund received especially strong contributions to relative performance from managed health care provider Humana, which reported higher quarterly earnings due to rising enrollment trends and decelerating medical costs. Health insurer CIGNA also fared well after exceeding earnings expectations, which prompted some analysts to upgrade their ratings of the stock in light of reduced costs and fewer hospitalizations among the company’s health plan subscribers. Among financial companies, bond rating agency Moody’s posted higher earnings-per-share as a result of increased bond issuance and waning litigation concerns. Publisher McGraw-Hill Companies also advanced due to gains in its Standard & Poor’s unit. Finally, the fund achieved strong relative performance in the consumer services sector, where Wynn Resorts gained value in anticipation of robust results from new properties in China.

Disappointments over the first half of the year included Arch Coal, which was hurt by higher input costs and concerns surrounding a recent acquisition. Technology company Lender Processing Services reduced earnings guidance due to lower loan recoveries and higher regulatory expenses. Forest Oil reported a quarterly loss as natural gas prices were dampened by a glut of supply. Southwest Airlines reported lower profits due to subdued travel trends and higher fuel costs.

Anticipating a Return to Fundamentals

Despite recent headwinds, we remain cautiously optimistic regarding the U.S. and global economic recoveries. Moreover, as the global economy moves to the next phase of its cycle, we believe that investors are likely to turn their attention away from macroeconomic events and toward the strengths and weaknesses of individual companies. Our disciplined investment process may be especially well suited to a more selective market environment in which investors make objective decisions based on company fundamentals, including their valuations, earnings quality and behavioral characteristics.

July 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through November 30, 2011, at which time it may be extended, terminated or modified.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Index is a widely accepted, unmanaged index of medium-
cap stock market performance. Investors cannot invest directly in an index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from January 1, 2011 to June 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2011
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.35	$ 7.22	$ 10.46	$ 6.09
Ending value (after expenses)	$1,081.50	$1,080.40	$1,077.40	$1,081.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2011
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.16	$ 7.00	$ 10.14	$ 5.91
Ending value (after expenses)	$1,018.70	$1,017.85	$1,014.73	$1,018.94

† Expenses are equal to the fund’s annualized expense ratio of 1.23% for Class A, 1.40% for Class B, 2.03% for
Class C and 1.18% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2011 (Unaudited)

Common Stocks—100.0%	Shares	Value ($)
Consumer Discretionary—15.7%
Autoliv	85,800 [a]	6,731,010
AutoZone	6,400 [b]	1,887,040
Bob Evans Farms	46,700 [a]	1,633,099
Cablevision Systems (NY Group), Cl. A	109,900	3,979,479
Cheesecake Factory	107,000 [a,b]	3,356,590
GameStop, Cl. A	13,700 [a,b]	365,379
Gannett	346,500 [a]	4,961,880
H&R Block	229,500 [a]	3,681,180
ITT Educational Services	87,800 [a,b]	6,869,472
O’Reilly Automotive	63,800 [b]	4,179,538
TRW Automotive Holdings	128,800 [a,b]	7,603,064
Warnaco Group	119,100 [a,b]	6,222,975
Washington Post, Cl. B	11,400 [a]	4,776,030
Whirlpool	33,500 [a]	2,724,220
Williams-Sonoma	110,600	4,035,794
Wynn Resorts	50,200	7,205,708
		70,212,458
Consumer Staples—8.9%
Church & Dwight	163,200 [a]	6,616,128
Coca-Cola Enterprises	261,600	7,633,488
ConAgra Foods	24,400	629,764
Constellation Brands, Cl. A	98,800 [b]	2,057,016
Dr. Pepper Snapple Group	165,800 [a]	6,951,994
Energizer Holdings	18,200 [a,b]	1,316,952
Safeway	5,700 [a]	133,209
Smithfield Foods	306,300 [b]	6,698,781
Tyson Foods, Cl. A	387,100	7,517,482
		39,554,814
Energy—8.6%
Arch Coal	210,600 [a]	5,614,596
Cimarex Energy	18,000	1,618,560
Forest Oil	45,700 [b]	1,220,647
Helmerich & Payne	43,200	2,856,384
McDermott International	52,700 [b]	1,043,987
Murphy Oil	84,400	5,541,704

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Peabody Energy	3,500	206,185
SEACOR Holdings	62,300 [a]	6,227,508
Valero Energy	290,500	7,428,085
Whiting Petroleum	111,000 [b]	6,317,010
		38,074,666
Financial—16.3%
American Financial Group	94,400	3,369,136
Annaly Capital Management	279,400 [a,c]	5,040,376
Apartment Investment & Management, Cl. A	155,300 [a,c]	3,964,809
City National	58,500 [a]	3,173,625
Comerica	98,100 [a]	3,391,317
Discover Financial Services	83,800	2,241,650
Fifth Third Bancorp	346,700	4,420,425
Host Hotels & Resorts	123,200 [a,c]	2,088,240
KeyCorp	794,700	6,619,851
Leucadia National	75,100	2,560,910
Moody’s	173,500 [a]	6,653,725
Rayonier	26,500 [a,c]	1,731,775
Reinsurance Group of America	87,800	5,343,508
SEI Investments	218,600 [a]	4,920,686
SL Green Realty	49,900 [a,c]	4,135,213
SVB Financial Group	44,800 [a,b]	2,675,008
Torchmark	23,000 [a]	1,475,220
Unum Group	31,200 [a]	794,976
Waddell & Reed Financial, Cl. A	136,200 [a]	4,950,870
Weyerhaeuser	144,500 [c]	3,158,770
		72,710,090
Health Care—10.4%
C.R. Bard	22,100 [a]	2,427,906
CIGNA	78,800	4,052,684
Endo Pharmaceuticals Holdings	10,200 [b]	409,734
Health Net	173,200 [b]	5,557,988
Humana	88,300	7,111,682

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Life Technologies	107,200 [b]	5,581,904
Myriad Genetics	41,900 [a,b]	951,549
United Therapeutics	64,900 [b]	3,575,990
Varian Medical Systems	32,100 [a,b]	2,247,642
Waters	70,000 [b]	6,701,800
Watson Pharmaceuticals	112,000 [b]	7,697,760
		46,316,639
Industrial—10.7%
Alaska Air Group	97,300 [b]	6,661,158
Cummins	8,800	910,712
Fluor	42,100	2,722,186
Gardner Denver	2,900	243,745
Kennametal	157,000 [a]	6,626,970
L-3 Communications Holdings	81,000 [a]	7,083,450
Pitney Bowes	142,900 [a]	3,285,271
Southwest Airlines	414,300	4,731,306
Textron	242,800 [a]	5,732,508
Timken	126,100	6,355,440
Toro	56,100	3,394,050
		47,746,796
Information Technology—16.1%
Amdocs	178,700 [b]	5,430,693
CA	300,600	6,865,704
Cadence Design Systems	91,500 [a,b]	966,240
Computer Sciences	124,400	4,722,224
DST Systems	65,400	3,453,120
EchoStar, Cl. A	19,900 [b]	724,957
Fairchild Semiconductor International	328,600 [b]	5,490,906
Fiserv	108,100 [b]	6,770,303
IAC/InterActiveCorp	185,200 [a,b]	7,069,084
Lam Research	83,600 [b]	3,701,808
Lender Processing Services	191,200 [a]	3,997,992
Lexmark International, Cl. A	36,300 [b]	1,062,138

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Novellus Systems	57,700 [a,b]	2,085,278
Plantronics	169,400 [a]	6,188,182
RF Micro Devices	356,800 [a,b]	2,183,616
SanDisk	141,400 [b]	5,868,100
Vishay Intertechnology	359,700 [a,b]	5,409,888
		71,990,233
Materials—3.0%
Domtar	71,300 [a]	6,753,536
Eastman Chemical	13,900	1,418,773
Ecolab	54,700 [a]	3,083,986
Minerals Technologies	33,800	2,240,602
		13,496,897
Telecommunication Services—1.5%
Metropcs Communications	225,400 [b]	3,879,134
NII Holdings	40,000 [b]	1,695,200
Telephone & Data Systems	39,200 [a]	1,218,336
		6,792,670
Utilities—8.8%
Alliant Energy	91,900 [a]	3,736,654
CMS Energy	338,200 [a]	6,659,158
Consolidated Edison	133,300	7,096,892
DTE Energy	48,900	2,445,978
Great Plains Energy	288,900 [a]	5,988,897
Questar	374,400 [a]	6,630,624
Wisconsin Energy	217,600	6,821,760
		39,379,963
Total Common Stocks
(cost $386,239,756)		446,275,226

Other Investment—.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $639,000)	639,000 [d]	639,000

Investment of Cash Collateral
for Securities Loaned—26.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $116,808,999)	116,808,999 [d]	116,808,999
Total Investments (cost $503,687,755)	126.3%	563,723,225
Liabilities, Less Cash and Receivables	(26.3%)	(117,313,891)
Net Assets	100.0%	446,409,334

a Security, or portion thereof, on loan.At June 30, 2011, the value of the fund’s securities on loan was $116,327,276 the value of the collateral held by the fund was $118,042,768, consisting of cash collateral of $116,808,999 and
U.S Government and Agency securities valued at $1,233,769.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Money Market Investments	26.3	Consumer Staples	8.9
Financial	16.3	Utilities	8.8
Information Technology	16.1	Energy	8.6
Consumer Discretionary	15.7	Materials	3.0
Industrial	10.7	Telecommunication Services	1.5
Health Care	10.4		126.3

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $116,327,276)—Note 1(b):
Unaffiliated issuers			386,239,756	446,275,226
Affiliated issuers			117,447,999	117,447,999
Cash				27,908
Dividends and interest receivable				511,478
Receivable for shares of Common Stock subscribed				1,681
Prepaid expenses				32,980
				564,297,272
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				421,295
Liability for securities on loan—Note 1(b)				116,808,999
Payable for shares of Common Stock redeemed				443,883
Accrued expenses				213,761
				117,887,938
Net Assets ($)				446,409,334
Composition of Net Assets ($):
Paid-in capital				569,929,687
Accumulated undistributed investment income—net				292,945
Accumulated net realized gain (loss) on investments				(183,848,768)
Accumulated net unrealized appreciation
(depreciation) on investments				60,035,470
Net Assets ($)				446,409,334

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	432,566,532	1,665,621	7,919,253	4,257,928
Shares Outstanding	12,179,521	49,202	234,250	118,467
Net Asset Value Per Share ($)	35.52	33.85	33.81	35.94

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,023,052
Affiliated issuers	534
Income from securities lending—Note 1(b)	67,495
Total Income	3,091,081
Expenses:
Management fee—Note 3(a)	1,685,662
Shareholder servicing costs—Note 3(c)	936,788
Professional fees	37,078
Distribution fees—Note 3(b)	29,703
Registration fees	26,667
Prospectus and shareholders’ reports	24,617
Custodian fees—Note 3(c)	18,049
Directors’ fees and expenses—Note 3(d)	16,595
Loan commitment fees—Note 2	3,985
Interest expense—Note 2	231
Miscellaneous	17,822
Total Expenses	2,797,197
Less—reduction in management fee due to undertaking—Note 3(a)	(140)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,134)
Net Expenses	2,795,923
Investment Income—Net	295,158
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	38,922,139
Net unrealized appreciation (depreciation) on investments	(3,901,168)
Net Realized and Unrealized Gain (Loss) on Investments	35,020,971
Net Increase in Net Assets Resulting from Operations	35,316,129

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010
Operations ($):
Investment income—net	295,158	1,153,910
Net realized gain (loss) on investments	38,922,139	62,668,728
Net unrealized appreciation
(depreciation) on investments	(3,901,168)	4,403,371
Net Increase (Decrease) in Net Assets
Resulting from Operations	35,316,129	68,226,009
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(100,408)	(1,434,565)
Class I Shares	(4,261)	(14,938)
Total Dividends	(104,669)	(1,449,503)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,951,250	68,678,060
Class B Shares	16,515	7,088
Class C Shares	251,981	695,822
Class I Shares	708,834	2,287,852
Dividends reinvested:
Class A Shares	94,371	1,354,276
Class I Shares	3,046	10,332
Cost of shares redeemed:
Class A Shares	(36,741,948)	(155,512,976)
Class B Shares	(1,325,978)	(2,690,587)
Class C Shares	(844,727)	(2,366,005)
Class I Shares	(1,421,905)	(2,472,123)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(28,308,561)	(90,008,261)
Total Increase (Decrease) in Net Assets	6,902,899	(23,231,755)
Net Assets ($):
Beginning of Period	439,506,435	462,738,190
End of Period	446,409,334	439,506,435
Undistributed investment income—net	292,945	102,456

	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010
Capital Share Transactions:
Class Aa
Shares sold	313,528	2,328,303
Shares issued for dividends reinvested	2,681	41,929
Shares redeemed	(1,051,224)	(5,344,958)
Net Increase (Decrease) in Shares Outstanding	(735,015)	(2,974,726)
Class Ba
Shares sold	497	201
Shares redeemed	(39,588)	(95,487)
Net Increase (Decrease) in Shares Outstanding	(39,091)	(95,286)
Class C
Shares sold	7,588	24,476
Shares redeemed	(25,659)	(84,578)
Net Increase (Decrease) in Shares Outstanding	(18,071)	(60,102)
Class I
Shares sold	19,665	76,069
Shares issued for dividends reinvested	85	309
Shares redeemed	(39,664)	(83,000)
Net Increase (Decrease) in Shares Outstanding	(19,914)	(6,622)

a	During the period ended June 30, 2011, 20,456 Class B shares representing $684,678, were automatically converted to 19,503 Class A shares and during the period ended December 31, 2010, 58,653 Class B shares representing $1,650,361 were automatically converted to 56,039 Class A shares.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2011			Year Ended December 31,
Class A Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	32.85	28.02	20.87	38.24	47.92	47.02
Investment Operations:
Investment income—net[a]	.03	.08	.21	.13	.24	.14
Net realized and unrealized
gain (loss) on investments	2.65	4.86	7.15	(17.22)	(2.51)	6.16
Total from
Investment Operations	2.68	4.94	7.36	(17.09)	(2.27)	6.30
Distributions:
Dividends from
investment income—net	(.01)	(.11)	(.21)	(.28)	(.18)	(.08)
Dividends from net realized
gain on investments	—	—	—	(.00)[b]	(7.23)	(5.32)
Total Distributions	(.01)	(.11)	(.21)	(.28)	(7.41)	(5.40)
Net asset value,
end of period	35.52	32.85	28.02	20.87	38.24	47.92
Total Return (%)[c]	8.15[d]	17.62	35.24	(44.73)	(4.76)	13.56
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	1.23[e]	1.22	1.32	1.22	1.19	1.20
Ratio of net expenses
to average net assets	1.23[e]	1.18	1.21	1.21	1.19	1.20
Ratio of net investment income
to average net assets	.15[e]	.28	.90	.40	.50	.29
Portfolio Turnover Rate	41.51[d]	124.37	189.84	91.38	88.97	40.30
Net Assets, end of period
($ x 1,000)	432,567	424,220	445,290	414,176	1,021,924	1,131,962

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

Six Months Ended
June 30, 2011			Year Ended December 31,
Class B Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	31.33	26.85	20.03	36.56	46.33	45.86
Investment Operations:
Investment (loss)—net[a]	(.01)	(.15)	(.00)[b]	(.14)	(.14)	(.23)
Net realized and unrealized
gain (loss) on investments	2.53	4.63	6.82	(16.39)	(2.40)	6.02
Total from Investment Operations	2.52	4.48	6.82	(16.53)	(2.54)	5.79
Distributions:
Dividends from net realized
gain on investments	—	—	—	(.00)[b]	(7.23)	(5.32)
Net asset value, end of period	33.85	31.33	26.85	20.03	36.56	46.33
Total Return (%)[c]	8.04[d]	16.69	34.05	(45.21)	(5.51)	12.78
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.40[e]	2.09	2.24	2.07	1.97	1.97
Ratio of net expenses
to average net assets	1.40[e]	2.01	2.12	2.06	1.97	1.97
Ratio of net investment (loss)
to average net assets	(.06)[e]	(.56)	(.01)	(.45)	(.30)	(.49)
Portfolio Turnover Rate	41.51[d]	124.37	189.84	91.38	88.97	40.30
Net Assets, end of period
($ x 1,000)	1,666	2,766	4,929	6,752	17,435	22,388

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2011			Year Ended December 31,
Class C Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	31.38	26.91	20.07	36.60	46.36	45.90
Investment Operations:
Investment income (loss)—net[a]	(.11)	(.15)	.02	(.12)	(.12)	(.20)
Net realized and unrealized
gain (loss) on investments	2.54	4.62	6.83	(16.41)	(2.41)	5.98
Total from Investment Operations	2.43	4.47	6.85	(16.53)	(2.53)	5.78
Distributions:
Dividends from
investment income—net	—	—	(.01)	—	—	—
Dividends from net realized
gain on investments	—	—	—	(.00)[b]	(7.23)	(5.32)
Total Distributions	—	—	(.01)	(.00)[b]	(7.23)	(5.32)
Net asset value, end of period	33.81	31.38	26.91	20.07	36.60	46.36
Total Return (%)[c]	7.74[d]	16.61	34.13	(45.16)	(5.48)	12.75
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.03[e]	2.05	2.14	2.02	1.94	1.93
Ratio of net expenses
to average net assets	2.03[e]	2.01	2.03	2.01	1.94	1.93
Ratio of net investment income
(loss) to average net assets	(.65)[e]	(.54)	.09	(.41)	(.26)	(.43)
Portfolio Turnover Rate	41.51[d]	124.37	189.84	91.38	88.97	40.30
Net Assets, end of period
($ x 1,000)	7,919	7,919	8,407	8,005	21,231	26,406

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

Six Months Ended
June 30, 2011			Year Ended December 31,
Class I Shares	(Unaudited)	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value,
beginning of period	33.26	28.36	21.10	38.49	48.25	47.37
Investment Operations:
Investment income (loss)—net[b]	.03	.10	.16	(.04)	.29	.16
Net realized and unrealized
gain (loss) on investments	2.68	4.91	7.23	(17.27)	(2.54)	6.19
Total from Investment Operations	2.71	5.01	7.39	(17.31)	(2.25)	6.35
Distributions:
Dividends from
investment income—net	(.03)	(.11)	(.13)	(.08)	(.28)	(.15)
Dividends from net realized
gain on investments	—	—	—	(.00)[c]	(7.23)	(5.32)
Total Distributions	(.03)	(.11)	(.13)	(.08)	(7.51)	(5.47)
Net asset value, end of period	35.94	33.26	28.36	21.10	38.49	48.25
Total Return (%)	8.15[d]	17.66	35.01	(45.03)	(4.67)	13.56
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.19[e]	1.18	1.61	1.68	1.09	1.18
Ratio of net expenses
to average net assets	1.18[e]	1.13	1.50	1.66	1.09	1.18
Ratio of net investment income
(loss) to average net assets	.19[e]	.33	.70	(.13)	.60	.32
Portfolio Turnover Rate	41.51[d]	124.37	189.84	91.38	88.97	40.30
Net Assets, end of period
($ x 1,000)	4,258	4,602	4,112	4,524	20,696	15,328

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering ten series, including the fund.The fund’s investment objective is to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (40 million shares authorized), Class B (30 million shares authorized), Class C (15 million shares authorized) and Class I (15 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assis-

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	439,544,216	—	—	439,544,216
Equity Securities—
Foreign†	6,731,010	—	—	6,731,010
Mutual Funds	117,447,999	—	—	117,447,999
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at June 30, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following infor-

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

mation for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition,ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2011, The Bank of NewYork Mellon earned $28,926 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2010 ($)	Purchases ($)	Sales ($)	6/30/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund 896,000		20,590,000	20,847,000	639,000.1
Dreyfus
Institutional
Cash
Advantage
Fund	132,888,468	301,964,727	318,044,196	116,808,999	26.2
Total	133,784,468	322,554,727	338,891,196	117,447,999	26.3

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $222,770,409 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $11,018,694 of the carryover expires in fiscal 2016 and $211,751,715 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2010 was as follows: ordinary income $1,449,503. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2011 was approximately $32,600, with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed, through November 30, 2011, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder service fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.25% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $140 during the period ended June 30, 2011.

During the period ended June 30, 2011, the Distributor retained $2,322 from commissions earned on sales of the fund’s Class A shares, and $517 and $317 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended June 30, 2011, Class C shares were charged $29,703 pursuant to the Plan. During the period ended June 30, 2011, Class B shares were not charged an amount under the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2011, Class A, Class B and Class C shares were charged $543,331, $2,773 and $9,901, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2011, the fund was charged $162,379 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2011, the fund was charged $24,118 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,134.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2011, the fund was charged $18,049 pursuant to the custody agreement.

During the period ended June 30, 2011, the fund was charged $2,981 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $268,775, Rule 12b-1 distribution plan fees $4,751, shareholder services plan fees $88,741, custodian fees $9,000, chief compliance officer fees $2,259 and transfer agency per account fees $47,894, which are offset against an expense reimbursement currently in effect in the amount of $125.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2011, amounted to $188,991,433 and $216,229,661, respectively.

At June 30, 2011, accumulated net unrealized appreciation on investments was $60,035,470, consisting of $67,126,016 gross unrealized appreciation and $7,090,546 gross unrealized depreciation.

At June 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Other:

The fund and more than two hundred other entities have been named as defendants in two pending litigations (Deutsche Bank Trust Co., Americas et al. v.Adaly Opportunity Fund TD Secs. Inc. et al., No. 11-cv-04784, filed July 12, 2011 in the United States District Court for the Southern District of New York, and Niese et al. v. AllianceBernstein L.P. et al., No. 11-cv-04538, filed July 1, 2011 in the United States District Court for the Southern District of New York) against shareholders of the Tribune Company who received payment for their shares in June or December 2007, as part of a leveraged buyout of the

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

company (the “LBO”). Approximately one year after the LBO was concluded, the Tribune Company filed for bankruptcy. Thereafter, in approximately June 2011, certain Tribune Company creditors filed dozens of complaints in various courts throughout the country, including complaints in the two actions referred to above, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances,” and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims.

In addition, there is a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company (The Official Committee of Unsecured Creditors of Tribune Co. v. Fitzsimons et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC), filed Nov. 1, 2010). In this case, the Creditors Committee seeks recovery for alleged “fraudulent conveyances” from approximately 27,000 Tribune shareholders, including the fund, in an Amended Complaint filed in December 2010.

At this early stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss or range of loss that may result.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a Meeting of the fund’s Board of Directors held on April 25, 2011, the Board considered the re-approval of the fund’s Management Agreement through November 30, 2011, pursuant to which Dreyfus provides the fund with investment advisory and administrative ser-vices.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channels for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended March 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of March 31, 2011. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.With respect to the Fund’s performance, the Board noted that the Fund achieved fourth quartile (third quartile, for one time period) total return rankings (the first quartile being the highest performance ranking group) in the Performance Group, and third and fourth quartile total return rankings in the Performance Universe, for each reported time period.The Board noted the appointment in early 2009 of new co-primary portfolio managers for the Fund.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements available to Lipper as of March 31, 2011.The Board reviewed the range of management fees and expense ratios of the funds in the Expense

Group and Expense Universe, and noted that the Fund’s contractual management fee was lower than the Expense Group median and that the Fund’s actual management fee was lower than the Expense Group median and Expense Universe median.The Board also noted that the Fund’s total expense ratio was lower than the Expense Group median and Expense Universe median.The Board noted the effect on the funds total expense ratio of Dreyfus’ undertaking to waive receipt of a portion of the Fund’s management fee during the prior year.The Board noted that Dreyfus has committed through May 31, 2011, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the expenses of none of the classes (excluding the Fund’s Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.25%, and that Dreyfus would extend this commitment through November 30, 2011.

The Board received a presentation from the fund’s portfolio manager regarding the quantitative process that underlies investment decision-making for the Fund.The Board noted the Fund’s more competitive recent results and the generally strong track record that has been achieved historically by the Fund’s team of portfolio managers.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board noted the Fund’s more competitive recent results and the generally strong track record that has been achieved historically by the Fund’s team of portfolio managers.

  The Board concluded that the fee paid to Dreyfus by the fund was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement through November 30, 2011 was in the best interests of the fund and its shareholders.

The Fund	35

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

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Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: August 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: August 19, 2011

By: /s/ James Windels
James Windels, Treasurer
Date: August 19, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

5